SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) 12/19/94

                           Frontier Corporation
          (Exact name of registrant as specified in its charter)

    New York               1-4166              16-0613330
(State or other           (Commission         (IRS Employer
 jurisdiction of           File Number)     Identification No.)
 incorporation)

                        180 South Clinton Avenue
                      Rochester, New York     14646
          (Address of principal executive offices)   (Zip Code)

           Registrant's telephone number, including area code
                             (716) 777-1000


Item 5   Other Events

     On December 19, 1994, the shareowners of Rochester Telephone
Corporation approved the company's Corporate Restructuring and Open Market Plan, effective January 1, 1995. As part of such restructuring, the company's name was changed to Frontier
Corporation, effective December 22, 1994.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                 Frontier Corporation
                                    (Registrant)



Dated:  December 28, 1994       By:  /s/ Josephine S. Trubek
                                    --------------------------
                                       Josephine S. Trubek,
                                       Corporate Secretary
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                              EXHIBIT INDEX



Exhibit Number      Description
- --------------      ---------------

     99             Press Release dated      Filed herewith
                    December 19, 1994 regard-
                    ing approval of Corporate
                    Restructuring